Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles J. Scimeca, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Technology Applications International Corporation on Form 10-Q for the period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Technology Applications International Corporation.

DATE: November 16, 2011	By:	/s/ Charles J. Scimeca
Charles J. Scimeca
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Technology Applications International Corporation and will be retained by Technology Applications International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.